EXHIBIT 32.2

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Encore Wire Corporation (the “Company”) on Form 10-K for the annual period ended December 31, 2011, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Frank J. Bilban, Vice President — Finance, Treasurer, Secretary and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

3.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

4.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2012	By:	/s/ Frank J. Bilban
Frank J. Bilban
Vice President – Finance, Treasurer,
Secretary and Chief Financial Officer